LIFT-AD Topline Readout September 3, 2024 Exhibit 99.2

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3 Therapeutic Potential of HGF Positive Modulation as a Neurotrophic Factor for Neurodegenerative Diseases HGF, hepatocyte growth factor. Potential first-in-class small molecule drug candidates Able to cross the blood-brain barrier Positively modulate HGF/MET Mechanism of action may Reduce inflammation Promote regeneration Provide neuroprotection Modify the course of disease ATH drug candidates increase HGF/MET activation © Athira Pharma, Inc.

LIFT-AD Study Design in Mild-to-Moderate Alzheimer's Disease

Randomized, Double-blind, Placebo-controlled, 26-week Trial

POPULATION

- 55-88 years of age
- Clinical diagnosis of probable AD
- Mild-to-moderate dementia
  - MMSE score of 14-24
  - CDR global score of 1 or 2

ANALYSIS SET

- **Primary analysis**: 312 enrolled 287 evaluable participants without concomitant AChEI
- **Safety analysis**: 549 participants

Primary Analysis Set: without AChEI

Randomization (1:1)

- **Fosgonimeton 40 mg SC Daily** N=143
- **Placebo SC Daily** N=144

ENDPOINTS

PRIMARY

- Global Statistical Test - composite of ADAS-Cog11 and ADCS-ADL23
- Safety

SECONDARY

- ADAS-Cog11
- ADCS-ADL23
- Plasma NfL

EXPLORATORY PLASMA BIOMARKERS

- Aβ42/40, p-Tau181, p-Tau217, and GFAP

AChEI, acetylcholinesterase inhibitor; AD, Alzheimer's disease; ADAS-Cog11, Alzheimer's Disease Assessment Scale–Cognitive Subscale; ADCS-ADL23, Alzheimer's Disease Cooperative Study–Activities of Daily Living; CDR, clinical dementia rating; GFAP, glial fibrillary acidic protein; MMSE, Mini Mental State Examination; NfL, neurofilament light chain; p-Tau, phosphorylated tau; Aβ, Amyloid-ß; SC, subcutaneous

© Athira Pharma, Inc.
4

Baseline Characteristics and Demographics are Well Balanced © Athira Pharma, Inc. AChEI, acetylcholinesterase inhibitor; ADAS-Cog11, Alzheimer's Disease Assessment Scale–Cognitive Subscale; ADCS-ADL23, Alzheimer's Disease Cooperative Study–Activities of Daily Living; CDR, clinical dementia rating; MMSE, Mini Mental State Examination; NfL, neurofilament light chain; APOE, Apolipoprotein E; SD, standard deviation Characteristic Primary Analysis Population (No Concomitant AChEI) Placebo (N=144) Fosgonimeton 40 mg (N=143) Mean (SD) age, years 73.4 (7.1) 72.6 (6.9) Female, n (%) 82 (56.9) 76 (53.1) White, n (%) 118 (81.9) 116 (81.1) APOE4 carriers, n (%) 74 (51.4) 74 (51.7) Heterozygotes 59 (41.0) 59 (41.3) Homozygotes 15 (10.4) 15 (10.5) Concomitant AChEI, n (%) 0 (0) 0 (0) Mean (SD) MMSE Score 19.3 (3.4) 19.9 (3.5) MMSE ≥20 (mild), n (%) 74 (51.4) 81 (56.6) MMSE <20 (moderate), n (%) 70 (48.6) 61 (42.7) CDR Score, n (%) 0.5 1 (0.7) 1 (0.7) 1 123 (85.4) 122 (85.3) 2 19 (13.2) 20 (14.0) Mean (SD) ADAS-Cog 11 22.3 (7.6) 20.7 (7.8) Mean (SD) ADCS-ADL23 62.3 (10.0) 62.5 (9.9) Mean (SD) NfL, pg/mL 27.7 (16.4) 26.3 (25.5)

Primary and secondary endpoints did not reach statistical significance Overview of Primary and Secondary Endpoints GST, global statistical test; ADAS-Cog11, Alzheimer's Disease Assessment Scale–Cognitive Subscale; ADCS-ADL23, Alzheimer's Disease Cooperative Study–Activities of Daily Living; NfL, neurofilament light chain; LS mean, least squares mean; SE, standard error *Weighted model p-value not reported due to lack of model convergence; Non-weighted analysis p-value shown © Athira Pharma, Inc. Measure (Direction of Improvement) LS Mean Change (SE) from Baseline at Week 26 (Primary Analysis Population) Placebo (N=144) Fosgonimeton 40 mg (N=143) Difference vs Placebo (N=287) GST -0.13 (0.07) -0.21 (0.07) -0.08 (0.10) p=0.70 ADAS-Cog11 -0.39 (0.54) -1.09 (0.56) -0.70 (0.77) p=0.35 ADCS-ADL23 -0.02 (0.65) 0.65 (0.67) 0.67 (0.92) p=0.61 NfL (pg/mL) 2.95 (2.49) -0.96 (2.48) -3.91 (3.46) (p=0.26)*

Change in Cognition and Activities of Daily Living ADAS-Cog11, Alzheimer's Disease Assessment Scale–Cognitive Subscale; ADCS-ADL23, Alzheimer's Disease Cooperative Study–Activities of Daily Living; CFB, change from baseline; LS mean, least squares mean; SE, standard error; SD, standard deviation © Athira Pharma, Inc. 0.67 pts p=0.61 0 12 20 26 Study Visit (Week) -0.70 pts p=0.35 0 2 6 12 20 26 Study Visit (Week) ADAS-Cog11 ADCS-ADL23 Placebo (N=144) Fosgonimeton (N=143) Placebo (N=144) Fosgonimeton (N=143) Placebo (N=144) Fosgonimeton (N=143) Baseline, Mean (SD) 22.3 (7.6) 20.7 (7.8) CFB at Week 26, Mean (SE) -0.39 (0.54) -1.09 (0.56) Placebo (N=144) Fosgonimeton (N=143) Baseline, Mean (SD) 62.3 (10.0) 62.5 (9.9) CFB at Week 26, Mean (SE) -0.02 (0.65) 0.65 (0.67)

Fosgonimeton Shows a Neuroprotective Effect Across Plasma Biomarkers of Neurodegeneration (NfL), Inflammation (GFAP), and Protein Pathology (Aβ42/40 and p-Tau 217)



LS Mean Change (SE) from Baseline at Week 26
NfL
NfL (pg/mL)
6.0
3.0
0.0
-3.0
-6.0
-3.91 pg/mL
p=0.26*
GFAP
GFAP (pg/mL)
30
20
10
0
-10
-20
-30
-40
-21.8 pg/mL
p=0.21
Placebo (N=144)
Fosgonimeton (N=143)
Aβ42/40
Aβ42/40
0.000
-0.001
-0.002
-0.003
-0.004
-0.005
-0.006
0.0020
p=0.20
p-Tau217
p-Tau217 (pg/mL)
0.1
0.0
-0.1
-0.2
-0.12 pg/mL
p=0.0098

NfL, neurofilament light chain; GFAP, glial fibrillary acidic protein; Aβ, Amyloid-β; LS mean, least squares mean; SE, standard error

Weighted model p-value not reported due to lack of model convergence; Non-weighted analysis p-value = 0.26

Athira PHARMA
© Athira Pharma, Inc. 8

Change in Cognition in Mild and Moderate AD by MMSE © Athira Pharma, Inc. ADAS-Cog11, Alzheimer's Disease Assessment Scale–Cognitive Subscale; MMSE, Mini Mental State Examination; LS mean, least squares mean; SE, standard error Mild Baseline MMSE (20 – 24) Moderate Baseline MMSE (14 – 19) 0 2 6 12 20 26 Study Visit (Week) -1.16 pts p=0.39 -0.23 pts p=0.79 0 2 6 12 20 26 Study Visit (Week) Placebo (n=74) Fosgonimeton (n=81) Placebo (n=70) Fosgonimeton (n=61)

Change in Cognition Assessed by ADAS-Cog11 in APOE4 Carriers © Athira Pharma, Inc. ADAS-Cog11, Alzheimer's Disease Assessment Scale–Cognitive Subscale; MMSE, Mini Mental State Examination; APOE, Apolipoprotein E; LS mean, least squares mean; SE, standard error APOE4 Non-Carrier APOE4 Carrier -1.07 pts p=0.33 -0.12 pts p=0.92 Placebo (n=70) Fosgonimeton (n=68) Placebo (n=74) Fosgonimeton (n=74) 0 2 6 12 20 26 Study Visit (Week) 0 2 6 12 20 26 Study Visit (Week)

Change in Cognition in the Lowest and Highest ADAS-Cog11 Tertile Subsets at Baseline © Athira Pharma, Inc. ADAS-Cog11, Alzheimer's Disease Assessment Scale–Cognitive Subscale; MMSE, Mini Mental State Examination; LS mean, least squares mean; SE, standard error Lowest Tertile Highest Tertile -2.51 pts p=0.16 0.19 pts p=0.84 Placebo (n=46) Fosgonimeton (n=59) Placebo (n=52) Fosgonimeton (n=42) 0 2 6 12 20 26 Study Visit (Week) 0 2 6 12 20 26 Study Visit (Week)

Change in Cognition in CDR Subgroups © Athira Pharma, Inc. ADAS-Cog11, Alzheimer's Disease Assessment Scale–Cognitive Subscale; MMSE, Mini Mental State Examination; CDR: Clinical Dementia Rating; LS mean, least squares mean; SE, standard error CDR 1 CDR 2 (moderate AD) -3.74 pts p=0.21 -0.33 pts p=0.67 Placebo (n=123) Fosgonimeton (n=122) Placebo (n=19) Fosgonimeton (n=20) 0 2 6 12 20 26 Study Visit (Week) 0 2 6 12 20 26 Study Visit (Week)

Fosgonimeton was generally well tolerated, with a favorable safety profile Summary of Treatment-Emergent Adverse Events (Safety Analysis Population) AE, adverse event; TEAE, treatment-emergent adverse event Most TEAE discontinuations were due to injection site reactions © Athira Pharma, Inc. Subject Incidence, n (%) Placebo (N=218) Fosgonimeton 40 mg (N=224) Fosgonimeton 70 mg (N=107) Any AE 136 (62.4) 177 (79.0) 94 (87.9) TEAEs 132 (60.6) 175 (78.1) 94 (87.9) Treatment-related TEAEs 54 (24.8) 155 (69.2) 86 (80.4) Serious TEAEs 15 (6.9) 11 (4.9) 3 (2.8) Treatment-related serious TEAEs 0 3 (1.3) 2 (1.9) TEAEs leading to study drug withdrawal 9 (4.1) 24 (10.7) 23 (21.5) TEAEs leading to study drug interruption 9 (4.1) 29 (12.9) 11 (10.3) TEAEs leading to study withdrawal 10 (4.6) 24 (10.7) 23 (21.5) Deaths 0 0 0

LIFT-AD trial did not meet primary endpoint of GST and key secondary endpoints; fosgonimeton compares favorably to placebo numerically despite the very small decline in the placebo group In subgroups1 of patients with moderate AD, or APOE4 carriers or those with greatest impairment in cognition by ADAS-Cog11 fosgonimeton showed a larger effect size Fosgonimeton treatment was associated with changes in biomarkers of Alzheimer’s disease pathology consistent with the broad neuroprotective mechanism of HGF modulation Fosgonimeton was generally well tolerated, with a favorable safety profile Summary and Interpretation 1. Prespecified Analysis – MMSE and APOE4; Post Hoc – ADAS-Cog11 Tertiles and CDR © Athira Pharma, Inc. Totality of the data suggests that positive modulation of HGF signaling may have potential beneficial effects in neurodegenerative diseases

Thank You © Athira Pharma, Inc.